CAT  P-1
                  SUPPLEMENT DATED JANUARY 1, 2006
              TO THE PROSPECTUS DATED NOVEMBER 1, 2005
                 FRANKLIN CALIFORNIA TAX- FREE TRUST

         (FRANKLIN CALIFORNIA INSURED TAX- FREE INCOME FUND,
    FRANKLIN CALIFORNIA INTERMEDIATE- TERM TAX- FREE INCOME FUND,
      FRANKLIN CALIFORNIA LIMITED- TERM TAX- FREE INCOME FUND,
             FRANKLIN CALIFORNIA TAX- EXEMPT MONEY FUND)

The prospectus is amended as  follows:

EFFECTIVE FEBRUARY 1, 2006, THE FRANKLIN CALIFORNIA LIMITED- TERM TAX- FREE INCOME FUND WILL BEGIN APPLYING AN INITIAL SALES CHARGE OF 2.25% TO ALL PURCHASES.

I. Footnote 2 on page 37 for the "Average Annual Total Returns" chart is replaced with the following:

 2. Figures do not reflect sales charges. The Fund implemented a Class A sales charge effective February 1, 2006, which is not reflected in the average annual total returns shown above. All Fund performance assumes reinvestment of dividends and capital gains.

II. The "Shareholder Fees" table in the "Fees and Expenses" section on page 38 is replaced with the following:

 FEES AND EXPENSES

 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES            (fees paid directly from your investment)
                                                             Class A
---------------------------------------------------------------------
 Maximum sales charge (load) as a percentage of
 offering price..............................................    2.25%/1
  Load imposed on purchases..................................    2.25%/1
  Maximum deferred sales charge (load).......................    None/2
 Redemption  fee on shares  sold  within 7  calendar
 days  following their purchase date/3.......................    2.00%

 1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
 2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 62).
 3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

III. The "Example" table in the "Fees and Expenses" section on page 38 is replaced with the following:

                                        1 YEAR  3 YEARS  5 YEARS 10 YEARS
-------------------------------------------------------------------------
 If you sell your shares at the end of
 the  period:
 CLASS A............................... $330/1   $552     $791    $1,479

 1. Assumes a contingent deferred sales charge (CDSC) will not apply.

IV. The first two paragraphs in the "Sales Charges" section on page 58 are replaced with the following:

 You may buy shares of the Money Fund without a sales charge. The rest of this section describes the sales charges that apply to the other Funds and do not apply to the Money Fund.
 Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.

V. The "Sales Charges - Class A" table in the "Sales Charges" section on page 59 is replaced with the following:

 SALES CHARGES - CLASS A


                                 the sales charge makes  which equals this
 when you invest                     up this % of the     % of your net
  this amount                         offering price*       investment*
---------------------------------------------------------------------------
 INSURED FUND
 Under $100,000.......................     4.25              4.44
 $100,000 but under $250,000..........     3.50              3.63
 $250,000 but under $500,000..........     2.50              2.56
 $500,000 but under $1 million........     2.00              2.04

 INTERMEDIATE FUND,  LIMITED- TERM FUND
 Under $100,000.......................     2.25              2.30
 $100,000 but under $250,000..........     1.75              1.78
 $250,000 but under $500,000..........     1.25              1.26
 $500,000 but under $1 million........     1.00              1.01

 *The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

VI. The first paragraph under the "Exchanging Shares" section on page 79 is replaced with the following:

 EXCHANGE PRIVILEGE

 FOR ALL FUNDS, EXCEPT THE MONEY  FUND:

 You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

FOR THE MONEY  FUND:

 You can exchange shares between most Franklin Templeton funds within the same class.* If you exchange shares from the Fund to another Franklin Templeton fund, a sales charge may apply unless you acquired your Fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.

VII. The "Account Policies - Dealer Compensation" section on page 92 is revised to add a "Commission" table for Limited- Term Fund as follows:

  LIMITED- TERM FUND                                       CLASS A
---------------------------------------------------------------------
 COMMISSION (%)............................................     --
 Investment under $100,000.................................   2.00
 $100,000 but under $250,000...............................   1.50
 $250,000 but under $500,000...............................   1.00
 $500,000 but under $1 million.............................   0.85
 $1 million or more...................................  up to 0.75/1
 12B- 1 FEE TO DEALER......................................   0.15/1

 1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b- 1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the
  12b- 1 fee at the time of  purchase.

VIII. All other references to the Limited- Term Fund having no initial sales charge have been deleted.

          Please keep this supplement for future reference.